Exhibit 10.35

Execution Version

INTERCOMPANY SUBORDINATION AGREEMENT

INTERCOMPANY SUBORDINATION AGREEMENT, dated as of November 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among the subordinated lenders listed on Schedule 1 hereto (each a “Subordinated Lender” and collectively, the “Subordinated Lenders”), the subordinated borrowers listed on Schedule 2 hereto (each a “Subordinated Borrower” and collectively, the “Subordinated Borrowers”), and Administrative Agent under the Financing Agreement (as defined below) for the benefit of the Lenders.

Reference is made to the Financing Agreement dated as of even date herewith (as may be amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Financing Agreement”), by, among others, Near Intelligence Holdings Inc., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”) as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), and Blue Torch, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and collectively with the Administrative Agent, the “Agents” and each, an “Agent”).

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Financing Agreement. All references to articles, sections, exhibits and schedules shall be deemed references to articles and sections of and exhibits and schedules to this Agreement, unless the context shall otherwise require.

It is a condition precedent to the execution and delivery of the Financing Agreement that each Subordinated Lender and Subordinated Borrower enter into this Agreement and that each Subordinated Lender agrees to subordinate its rights with respect to the Subordinated Obligations (as defined below) to the rights of the Senior Lenders (as defined below) under the Financing Agreement, all on the terms and subject to the conditions set forth herein.

Accordingly, each Subordinated Lender, each Subordinated Borrower and the Administrative Agent, on behalf of itself and each Senior Lender (and each of their respective successors or assigns), hereby agrees as follows:

SECTION 1. Subordination.

(a) Each Subordinated Lender hereby agrees that all its right, title and interest in and to the Subordinated Obligations shall be subordinate and junior in right of payment to the Obligations of the Subordinated Borrowers owing to the Lenders, the Administrative Agent, the Collateral Agent and each other Secured Party (collectively, the “Senior Lenders”) under the Financing Agreement and related Loan Documents (the “Senior Obligations”). For purposes of this Agreement, “Subordinated Obligations” means all Indebtedness of each Subordinated Borrower owing to each Subordinated Lender in respect of loans or advances made by such Subordinated Lender to such Subordinated Borrower, including principal, premium (if any), interest (including interest accruing after the maturity of such Indebtedness, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, charges, expenses, indemnities, reimbursement obligations and other amounts payable in respect thereof.

(b) (i) Each Subordinated Borrower and each Subordinated Lender agrees (in each case solely with respect to the Subordinated Obligations in respect of which it is the obligor or obligee, as the case may be, and solely with respect to the Subordinated Borrower or Subordinated Lender that is its counterparty on such Subordinated Obligations) that no payment (whether directly, by purchase, redemption, exercise of any right of setoff or otherwise) in respect of the Subordinated Obligations, whether as principal, interest or otherwise, and whether in cash, securities or other property, shall be made by or on behalf of such Subordinated Borrower or to any such Subordinated Lender or received, accepted or demanded, directly or indirectly, by or on behalf of such Subordinated Lender unless (x) at the time of such payment, no “Event of Default” under and as defined in the under the Financing Agreement has occurred and is continuing, and (y) immediately after giving effect to such payment, the Borrower and its Subsidiaries would be in pro forma compliance with the covenants set forth in Section 7.03 and Section 8.02, and (ii) each Subordinated Lender hereby agrees that it will not exercise any right of set-off or recoupment with respect to any Subordinated Obligations until the occurrence of the Termination Date. The Administrative Agent and the Subordinated Lenders shall use commercially reasonable efforts to provide notice of the existence of an “Event of Default” under and as defined in the Financing Agreement to the Subordinated Lenders (it being understood that failure to provide such notice shall in no event affect the Subordinated Borrowers’ or the Subordinated Lenders’ obligations under this Agreement).

Notwithstanding anything in this clause (b) or this Agreement to the contrary, payments may at all times be made by or on behalf of any Subordinated Borrower or to any Subordinated Lender and received, accepted or demanded, directly or indirectly, by or on behalf of such Subordinated Lender to the extent such payments are funded using solely Excluded Consideration.

(c) Upon any distribution of the assets of a Subordinated Borrower in connection with or upon any dissolution, winding up, liquidation or reorganization of such Subordinated Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of such Subordinated Borrower, or otherwise:

(i) the Senior Lenders shall first be entitled to receive payment in full of the Senior Obligations (other than Contingent Indemnity Obligations) before any Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Obligations of any Subordinated Borrower, whether of principal, interest, fees or otherwise; and

(ii) any payment by, or on behalf of, or distribution of the assets of, such Subordinated Borrower of any kind or character on account of the Subordinated Obligations, whether in cash, securities, property or otherwise, to which any Subordinated Lender would be entitled except for the provisions of this Section 1 shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian, liquidating trustee or any other Person) directly to the Administrative Agent for the benefit of the Senior Lenders, payable in accordance with the terms of the Financing Agreement, until the occurrence of the Termination Date.

(d) Upon the occurrence and during the continuance of an Event of Default under the Financing Agreement, each Subordinated Lender agrees not to ask, demand, sue for or take or receive from any Subordinated Borrower, in cash, securities, property or otherwise, or by setoff, purchase, redemption (including, without limitation, from or by way of collateral) or otherwise, payment of all or any part of the Subordinated Obligations and agrees, upon the occurrence and during the continuance of an Event of Default, that in connection with any proceeding involving any Subordinated Borrower under any bankruptcy, insolvency, reorganization, arrangement, receivership or similar law (A) the Administrative Agent is irrevocably authorized and empowered (in its own name or in the name of such Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other actions (including, without limitation, voting the applicable Subordinated Obligations and enforcing any security interest or other Lien securing payment of such Subordinated Obligations) as the Administrative Agent may deem reasonably necessary or advisable for the exercise or enforcement of any of the rights, remedies, benefits or interests of the Senior Lenders under the Loan Documents and (B) such Subordinated Lender shall duly and promptly take such action as the Administrative Agent may reasonably request to (x) collect amounts in respect of the applicable Subordinated Obligations for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of such Subordinated Obligations, (y) execute and deliver to the Administrative Agent such irrevocable powers of attorney, assignments or other instruments as the Administrative Agent may reasonably request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other Liens securing payment of, the applicable Subordinated Obligations and (z) collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the applicable Subordinated Obligations. A copy of this Agreement may be filed with any court as evidence of each Senior Lender’s right, power and authority hereunder.

(e) In the event that any payment by, or on behalf of, or distribution of the assets of, a Subordinated Borrower of any kind or character, whether in cash, securities, property or otherwise, and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, shall be received by or on behalf of any Subordinated Lender or any Affiliate thereof in respect of the Subordinated Obligations at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held by such Subordinated Lender or Affiliate in trust (segregated from other property of such Subordinated Lender or Affiliate) for the benefit of, and shall forthwith be paid over to, the Administrative Agent, for the benefit of the Senior Lenders, payable in accordance with the terms of the Financing Agreement, until the occurrence of the Termination Date.

(f) Until the occurrence of the Termination Date, each applicable Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions in cash, securities, property or otherwise of a Subordinated Borrower applicable to the Senior Obligations, and, as between and among a Subordinated Borrower, its creditors (other than the Senior Lenders) and the applicable Subordinated Lenders, except as otherwise expressly permitted herein, no such other payment or distribution made to the Senior Lenders by virtue of this Agreement that otherwise would have been made to any applicable Subordinated Lender shall be deemed to be a payment by the applicable Subordinated Borrower on account of the Subordinated Obligations, it being understood that the provisions of this Section 1(f) are intended solely for the purpose of defining the relative rights of the Subordinated Lenders and the Senior Lenders.

(g) Without the prior written consent of the Administrative Agent, no Subordinated Borrower shall give, or permit to be given, and shall cause each of its Subsidiaries not to give or permit to be given, and no Subordinated Lender shall receive, accept or demand, (i) any security of any nature whatsoever for any Subordinated Obligations on any cash, securities, property or other assets, whether now existing or hereafter acquired, of such Subordinated Borrower or any Subsidiary of such Subordinated Borrower, unless such security shall by its terms be subject to enforcement and collection by the Administrative Agent or the Collateral Agent, as the case may be, in connection with any action in respect of enforcement or collection taken under Section 1(c) above or (ii) any guarantee, of any nature whatsoever, by such Subordinated Borrower or any Subsidiary of such Subordinated Borrower, of any Subordinated Obligations other than any guarantee subordinated to the Senior Obligations on terms substantially identical to (and no less favorable in any material respect to the Senior Lenders than) those set forth in this Agreement applicable to such Subordinated Borrower. Each Subordinated Lender agrees that all the proceeds of any such security or guarantee shall be subject to the provisions hereof with respect to payments and other distributions in respect of the Subordinated Obligations.

(h) Each Subordinated Lender agrees that, except for claims submitted in any proceeding contemplated by Section 1(c), it will not take any action to cause any Subordinated Obligations to become payable prior to their scheduled maturity (which, in the case of any demand notes, shall be the date demand is made thereunder) or exercise any remedies or take any action or proceeding to enforce any Subordinated Obligation if the payment of such Subordinated Obligation is then prohibited by this Agreement.

SECTION 2. Waivers and Consents.

(a) Each Subordinated Lender hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement and any requirement that any Senior Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Subordinated Borrower or any other person or entity or any Collateral.

(b) Each Subordinated Lender agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Senior Obligations made by any Senior Lender may be rescinded in whole or in part by such Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of any Subordinated Borrower, any of its Subsidiaries or any other guarantor or any other party upon or for any part thereof, or any Collateral or Guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, replaced, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lenders, in each case without notice to or further assent by any Subordinated Lender, which will remain bound under this Agreement and without impairing, abridging, releasing or affecting the subordination and other agreements of the Subordinated Lenders provided for herein.

(c) Each Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lenders upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred and the consent given to create the obligations of the Subordinated Borrowers in respect of the Subordinated Obligations in reliance upon this Agreement, and all dealings between the Subordinated Borrowers and the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Lender acknowledges and agrees that the Senior Lenders have relied upon the subordination and other agreements provided for herein in consenting to the Subordinated Obligations. Each Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

(d) Each Subordinated Lender hereby waives, to the extent permitted by applicable law, any duty on the part of the Senior Lenders to disclose to it any fact known or hereafter known by the Senior Lenders relating to the operation or financial condition of any Subordinated Borrower, any of its subsidiaries, or their respective businesses. Each Subordinated Lender enters into this Agreement based solely upon its independent knowledge of each Subordinated Borrower’s results of operations, condition (financial or otherwise) and business and each Subordinated Lender assumes full responsibility for obtaining any further or future information with respect to such Subordinated Borrower, any of its subsidiaries or their respective results of operations, condition (financial or otherwise) or business.

SECTION 3. Transfers. Each Subordinated Lender shall not sell, assign or otherwise transfer or dispose of, in whole or in part, all or any part of the Subordinated Obligations or any interest therein to any other Person or create, incur or suffer to exist any security interest, Lien, charge or other encumbrance whatsoever upon all or any part of the Subordinated Obligations or any interest therein except to the extent not prohibited under the Financing Agreement.

SECTION 4. Senior Obligations Unconditional. All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Subordinated Lenders and the Subordinated Borrowers hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of the Financing Agreement or any other Loan Document;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the Financing Agreement or any other Loan Document;

(c) any exchange, release or non-perfection of any Lien in any Collateral; or

(d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Subordinated Borrower, any of its subsidiaries or any other Person in respect of the Senior Obligations, or of the Subordinated Lenders, the Subordinated Borrowers, any of their Subsidiaries or any other Person in respect of this Agreement (other than the defense of payment in full of the Senior Obligations or the occurrence of the Termination Date).

SECTION 5. Representations and Warranties. Each Subordinated Lender represents and warrants to the Administrative Agent, for the benefit of the Senior Lenders, that:

(a) It has the power and authority to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement; and

(b) This Agreement has been duly executed and delivered by such Subordinated Lender and constitutes a legal, valid and binding obligation of such Subordinated Lender, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6. Further Assurances. Each Subordinated Lender and Subordinated Borrower, at their own expense and at any time from time to time, following the written request of the Administrative Agent shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining, preserving or extending the full benefits of this Agreement and of the rights, powers, remedies, benefits and interests of the Senior Lenders herein granted.

SECTION 7. Expenses; Attorney’s Fees; Indemnification. Each Subordinated Borrower agrees that the provisions of Sections 12.04 (Expenses; Attorneys’ Fees) and 12.15 (Indemnification; Limitation of Liability for Certain Damages) of the Financing Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

SECTION 8. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lenders, on the one hand, and the Subordinated Lenders and the Subordinated Borrowers, on the other hand, and no other person shall have any right, remedy, benefit or other interest under this Agreement.

SECTION 9. Powers Coupled with an Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the occurrence of the Termination Date.

SECTION 10. Notices. All notices, requests and demands to or upon any party hereto (other than the Subordinated Lenders) shall be in writing and shall be given in the manner and at the address provided in Section 12.01 of the Financing Agreement and, in the case of the Subordinated Lenders, at the following address:

c/o Near Intelligence Holdings Inc.
100 W. Walnut Street, 4th Floor
Pasadena, California 91124
Attention: Chief Executive Officer and Chief Financial Officer
Email: anil@near.com and rahul@near.com

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement, the transactions contemplated hereby, shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and the New York State Electronic Signatures and Records Act.

SECTION 12. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 13. Integration. This Agreement represents the agreement of the Subordinated Borrowers, the Subordinated Lenders and the Senior Lenders with respect to the subject matter hereof and there are no promises or representations by any Subordinated Borrower, any Subordinated Lender or the Senior Lenders relative to the subject matter hereof not reflected herein.

SECTION 14. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, each affected Subordinated Borrower and each affected Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Lenders in a letter or agreement executed by the Required Lenders, or by the Administrative Agent with the written consent of the Required Lenders, and each affected Subordinated Lender.

(b) No failure or delay of the Administrative Agent, the Collateral Agent or any other Senior Lender in exercising any right, power, remedy, benefit or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, remedy, benefit or privilege, or any abandonment or discontinuance of steps to enforce such right, power, remedy, benefit or privilege, preclude any other or further exercise thereof or the exercise of any other right, power, remedy, benefit or privilege.

(c) The rights and remedies of the Administrative Agent, the Collateral Agent and each other Senior Lender herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies that any of them would otherwise have.

SECTION 15. Section Headings. The section headings used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 16. Successors and Assigns.

(a) This Agreement shall be binding upon the successors and assigns of each of the Subordinated Borrowers and each of the Subordinated Lenders and shall inure to the benefit of the Administrative Agent, the Collateral Agent and each other Senior Lender and their respective successors and assigns.

(b) Notwithstanding the provisions of Section 16(a) above, nothing herein shall be construed to limit or relieve the obligations of any Subordinated Lender pursuant to Section 3, and no Subordinated Lender shall assign its obligations hereunder to any person (except as otherwise specifically permitted under Section 3); any such assignment other than as permitted under Section 3 shall be void.

SECTION 17. Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(b) Each Subordinated Lender hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York in the county of New York or of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any other Senior Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Subordinated Lender or its respective properties in the courts of any jurisdiction.

(c) Each Subordinated Lender hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each Subordinated Lender hereby irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement, the Financing Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 18. Waiver of Jury Trial

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

SECTION 19. Additional Subordinated Lenders and Subordinated Borrowers. Upon execution and delivery by the Administrative Agent and a Loan Party or a Subsidiary thereof of an instrument substantially in the form of Annex 1 attached hereto, such Person shall become a Subordinated Lender or Subordinated Borrower hereunder with the same force and effect as if originally named as a Subordinated Lender or Subordinated Borrower herein. The execution and delivery of any such instrument shall not require the consent of any other Subordinated Lender or Subordinated Borrower hereunder. The rights and obligations of each Subordinated Borrower and Subordinated Lender herein shall remain in full force and effect notwithstanding the addition of any Subordinated Lender or Subordinated Borrower as a party to this Agreement.

SECTION 20. Termination or Release. This Agreement and any Subordinated Obligations created hereby shall remain in full force and effect until the occurrence of the Termination Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

[•]
as Subordinated Borrower
By:

By:
Name:
Title:

[•]
as Subordinated Lender
By:

By:
Name:
Title:

BLUE TORCH FINANCE LLC,
as Administrative Agent

By:
Name:
Title:

Schedule 1 to

Intercompany Subordination Agreement

SUBORDINATED LENDERS

1.	Near Intelligence Pvt. Ltd.

2.	Near Intelligence SAS

3.	Near Intelligence Pty. Ltd.

Schedule 2 to

Intercompany Subordination Agreement

SUBORDINATED BORROWERS

1.	Near Intelligence Holdings Inc.

2.	Near North America, Inc.

3.	Near Intelligence Pte. Ltd.

Annex 1 to the

Intercompany Subordination Agreement

SUPPLEMENT NO. [__] dated as of [________], 20[__] (this “Supplement”), to the Intercompany Subordination Agreement dated as of November 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Intercompany Subordination Agreement”), among the subordinated lenders named therein (the “Subordinated Lenders”), the subordinated borrowers named therein (the “Subordinated Borrowers”), and Blue Torch Finance LLC, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) for the Senior Lenders.

A. Reference is made to the Intercompany Subordination Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Intercompany Subordination Agreement.

C. Each of the Subordinated Lenders and Subordinated Borrowers have entered into the Intercompany Subordination Agreement in order to induce the Senior Lenders to make Loans and other extensions of credit under the Financing Agreement. Section 19 of the Intercompany Subordination Agreement provides that Affiliates of the Borrower may become Subordinated Lenders and Subordinated Borrowers under the Intercompany Subordination Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subordinated Party”) is executing this Supplement to become a [Subordinated Lender]1 [Subordinated Borrower]2 under the Intercompany Subordination Agreement in accordance with the terms of the Financing Agreement as consideration for loans and other extensions of credit previously made or to be made under the Financing Agreement.

Accordingly, the Administrative Agent and the New Subordinated Party agree as follows:

SECTION 1. In accordance with Section 19 of the Intercompany Subordination Agreement, the New Subordinated Party by its signature below becomes a [Subordinated Lender] [Subordinated Borrower] under the Intercompany Subordination Agreement with the same force and effect as if originally named therein as a [Subordinated Lender][Subordinated Borrower] and the New Subordinated Party hereby [(a)] agrees to all the terms and provisions of the Intercompany Subordination Agreement applicable to it as a [Subordinated Lender][Subordinated Borrower] thereunder[ and (b) represents and warrants that the representations and warranties made by it as a [Subordinated Lender] thereunder are true and correct in all material respects, on and as of the date hereof except for representations and warranties which by their terms refer to a specific date, which representations and warranties were true and correct in all material respects on such specific date, except, in each case, that such materiality qualifier shall not be applicable to any representation that is already qualified by materiality]3. Each reference to a [“Subordinated Lender”][“Subordinated Borrower”] in the Intercompany Subordination Agreement shall be deemed to include the New Subordinated Party. The Intercompany Subordination Agreement is hereby incorporated herein by reference.

SECTION 2. Sections 11 (Counterparts), 12 (Severability) and 17(a) (Governing Law) of the Intercompany Subordination Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 3. Except as expressly supplemented hereby, the Intercompany Subordination Agreement shall remain in full force and effect.

SECTION 4. All communications and notices hereunder shall be in writing and given as provided in Section 10 of the Intercompany Subordination Agreement. All communications and notices hereunder to the New Subordinated Party shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

[1]	Include for any New Subordinated Party that is a non-Loan Party.
[2]	Include for any New Subordinated Party that is a Loan Party.
[3]	Include for any New Subordinated Party that is a non-Loan Party.

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IN WITNESS WHEREOF, the New Subordinated Party and the Administrative Agent have duly executed this Supplement to the Intercompany Subordination Agreement as of the day and year first above written.

[NAME OF NEW SUBORDINATED PARTY],
as New Subordinated Party

By:
Name:
Title:

Address for notices:
[_________]

BLUE TORCH FINANCE LLC,
as Administrative Agent

By:
Name:
Title: